UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 10, 2017
Date of Report (date of earliest event reported)

GIGPEAK, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35520	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Baytech Drive
San Jose, CA 95134
(Address of principal executive offices)

(408) 522-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On February 13, 2017, GigPeak, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Integrated Device Technology, Inc., a Delaware corporation (“Parent”), and Parent’s wholly-owned subsidiary Glider Merger Sub, Inc., a Delaware corporation (the “Purchaser”) pursuant to which the Purchaser will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of the Company, par value $0.001 per share, of the Company at a price per share of $3.08 in cash (such amount, the “Offer Price”), for an overall transaction value of approximately $250,000,000.  Following the consummation of the Offer, the Purchaser will merge with and into the Company (the “Merger”), and all shares of the Company common stock not acquired in the Offer (other than shares held by holders who have properly exercised their appraisal rights under Section 262 of the Delaware General Corporation Law) will convert into the right to receive the Offer Price.  The Company will survive the Merger as a wholly-owned subsidiary of Parent. The Merger Agreement includes customary representations, warranties and covenants by the parties.

Under the Merger Agreement the Purchaser is obligated to commence the Offer within 15 business days after the date of the Merger Agreement.  The Offer will expire 20 business days after its commencement, subject to extension in accordance with the terms of the Merger Agreement.

The obligations of Parent and the Purchaser to accept for payment and pay for the shares of the Company’s common stock tendered in the Offer and to complete the Merger are subject to customary conditions including, among other things: (i) at least a majority of the outstanding shares of the Company common stock plus all shares of the Company common stock issuable to holders of Company options from whom the Company has received notices of exercise shall have been validly tendered in accordance with the terms of the Offer and not properly withdrawn, (ii) the expiration or termination of applicable waiting periods under antitrust laws in the United States, (iii) the absence of injunctions or other restraints prohibiting the transactions, (iv) the accuracy of representations and warranties made by the Company in the Merger Agreement, (v) compliance by the Company with its covenants in the Merger Agreement and (vi) the absence of a material adverse effect on the Company.

Upon the occurrence of certain termination events, the Company may be required to pay Parent a breakup fee and/or expense reimbursement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement contains representations, warranties, covenants and other terms, provisions and conditions that the Company and Parent made to each other as of specific dates. The assertions embodied therein were made solely for purposes of the Merger Agreement, and may be subject to important qualifications and limitations agreed to by the Company and Parent in connection with negotiating their respective terms. Moreover, they may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the Company and Parent rather than establishing matters as facts. For the foregoing reasons, no person should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information at the time they were made or otherwise.

In connection with the Merger Agreement, the members of the Board of Directors of the Company entered into a Tender and Support Agreement (the “Tender and Support Agreement”) with Purchaser pursuant to which the members of the Board of Directors have agreed to tender their shares of Company common stock in the Offer and to support the Merger and the other transactions contemplated by the Merger Agreement.  The obligations of the members of the Board of Directors of the Company under the Tender and Support Agreement are subject to customary conditions and limitation, including that the Agreement does not restrict any director or officer of the Company party thereto from exercising such director or officer’s fiduciary duties.

Amendment of Amended and Restated Rights Agreement

Effective as of February 10, 2017, and pursuant to action by the Board of Directors of the Company adopted on February 10, 2017, the Company and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”), entered into Amendment No. 1 to Amended and Restated Rights Agreement (“Amendment”), which amends the Amended and Restated Rights Agreement, dated as of December 16, 2014 (the “Rights Agreement”). The purposes of the Amendment are to except from the operation of the Rights Agreement the Merger Agreement, the Offer, the Merger, and any and all other transactions contemplated by the Merger Agreement (including the Tender and Support Agreement) and to provide that the Rights Agreement shall expire immediately prior to the time at which Purchaser accepts shares tendered in the Offer.

The description of the Amendment provided above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which has been filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Rights Agreement and a summary of its material terms were filed by the Company on Form 8-A/A as filed with the SEC on December 19, 2014.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Employment Agreements

On February 11, 2017, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company approved the terms of certain agreements to be entered into between Parent and each of Dr. Raluca Dinu and Messrs. Andrea Betti-Berutto and Darren Ma (collectively, the “Post-Closing Employment Agreements”) for the employment of such individuals by Parent contingent upon the consummation of the Merger.  The Post-Closing Employment Agreements provide for salary, signing bonuses, bonus plan eligibility, and retention bonuses for each of Dr. Dinu and Messrs. Ma and Betti-Berutto, in each case, in amounts specified therein.

The description of the Post-Closing Employment Agreements provided above does not purport to be complete and is qualified in its entirety by reference to the full text of the Post-Closing Employment Agreements, which have been filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Performance Bonus

On February 11, 2017, for the Company’s performance during the first fiscal quarter of 2017, the Compensation Committee approved an award of a special one-time cash bonus to Dr. Avi Katz to be paid on March 17, 2017 in accordance with the Company’s normal payroll practices and subject to normal employee tax withholding in the amount of $700,000.

Amended and Restated Change in Control Bonus Plan

On February 11, 2017, the Compensation Committee approved the Amended and Restated Change in Control Bonus Plan (the “Bonus Plan”), which amends and restates the Company’s Change in Control Bonus Plan originally adopted on November 17, 2016 (the “Original Bonus Plan”), and the Compensation Committee granted awards under the Bonus Plan to various officers and employees of the Company.   The Bonus Plan sets forth the same terms and condition as the Original Bonus Plan except that the maximum amount of payments under the Bonus Plan is limited to $9,745,957 which amount is less than would apply as a result of the consummation of the Offer and the Merger in the absence of this amendment. The Original Bonus Plan did not contain a limitation on the maximum amount of payments.

In addition, the Compensation Committee granted awards under the Bonus Plan to Drs. Katz and Dinu and Messrs. Betti-Berutto and Ma as set forth below:

Name	Bonus Pool Percentage Allocation
Dr. Avi S. Katz	75%
Dr. Raluca Dinu	10%
Andrea Betti-Berutto	8%
Darren Ma	3%

The description of the Bonus Plan provided above does not purport to be complete and is qualified in its entirety by reference to the full text of the Bonus Plan, which has been filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference and to the summary of the material terms of the Original Bonus Plan as filed by the Company in its Current Report on Form 8-K as filed with the SEC on November 23, 2016.

Item 5.03.	Amendment to Corporation’s Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger Agreement, on February 11, 2017, the Board of Directors approved an Amended and Restated Certificate of Incorporation (the “Post-Closing Certificate”) and Amended and Restated Bylaws for the Company (the “Post-Closing Bylaws”) which, in each case, would become effective as of the Effective Time (as defined in the Merger Agreement).

The description of the Post-Closing Certificate and the Post-Closing Bylaws provided above does not purport to be complete and is qualified in its entirety by reference to the full text of the Post-Closing Certificate, which has been filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference, and to the Post-Closing Bylaws, which has been filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On February 13, 2017, the Company and Parent issued a joint press release announcing the Merger Agreement. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 2.1	Agreement and Plan of Merger by and among the Company, Integrated Device Technology, Inc. and Glider Merger Sub, Inc., dated as of February 13, 2017
Exhibit 3.1	Form of Amended and Restated Certificate of Incorporation
Exhibit 3.2	Form of Amended and Restated Bylaws
Exhibit 4.1	Amendment No. 1 to Amended and Restated Rights Agreement, by and between the Company and American Stock Transfer & Trust Company, LLC, dated as of February 10, 2017
Exhibit 10.1	Letter agreement by and between the Parent and Dr. Raluca Dinu, dated as of February 7, 2017
Exhibit 10.2	Letter agreement by and between the Parent and Andrea Betti-Berutto, dated as of February 7, 2017
Exhibit 10.3	Letter agreement by and between the Parent and Darren Ma, dated as of February 7, 2017
Exhibit 10.4	Amended and Restated Change in Control Bonus Plan.
Exhibit 99.1	Press Release

Additional Information

The Offer has not yet commenced. This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities. At the time the tender offer is commenced, the Parent will file with the Securities and Exchange Commission (“SEC”) a Tender Offer Statement on Schedule TO, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Company stockholders and other investors are strongly advised to read the tender offer materials (including the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents that have yet to be filed) and the Solicitation/Recommendation Statement because they will contain important information that should be read carefully before any decision is made with respect to the tender offer. The Tender Offer Statement and the Solicitation/Recommendation Statement will be available for free at the SEC’s website at www.sec.gov. Free copies of these materials and other tender offer documents will be made available by the information agent for the tender offer.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, Parent and the Company file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by the parties at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. The parties’ filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the anticipated consummation of the acquisition of the Company and the timing and benefits thereof. These forward-looking statements are based on the current expectations of the Company and Parent and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the ability of the Company and Parent to complete the transaction on the proposed terms and schedule; whether Parent or the Company will be able to satisfy their respective closing conditions related to the transaction; whether sufficient stockholders of the Company tender their shares of common stock in the transaction; whether the Parent will obtain financing for the transaction on the expected timeline and terms; the outcome of legal proceedings that may be instituted against the Company and/or others relating to the transaction; the possibility that competing offers will be made; risks associated with acquisitions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for the acquired company and its products, including uncertainty of the expected financial performance of the acquired company and its products; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers;, as well as other risks related to Parent’s and the Company’s businesses detailed from time-to-time under the caption “Risk Factors” and elsewhere in Parent’s and the Company’s respective SEC filings and reports, including the Annual Report of the Company on Form 10-K for the year ended December 31, 2015 and the Annual Report of Parent on Form 10-K for the year ended April 3, 2016. The Parent undertakes no duty or obligation to update any forward-looking statements contained in this press release as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGPEAK, INC.

By:	/s/ Dr. Avi Katz
Name: Dr. Avi Katz
Title: Chief Executive Officer

Date: February 13, 2017

EXHIBIT INDEX

Exhibit 2.1	Agreement and Plan of Merger by and among the Company, Integrated Device Technology, Inc. and Glider Merger Sub, Inc., dated as of February 13, 2017
Exhibit 3.1	Form of Amended and Restated Certificate of Incorporation
Exhibit 3.2	Form of Amended and Restated Bylaws
Exhibit 4.1	Amendment No. 1 to Amended and Restated Rights Agreement, by and between the Company and American Stock Transfer & Trust Company, LLC, dated as of February 10, 2017
Exhibit 10.1	Letter agreement by and between the Parent and Dr. Raluca Dinu, dated as of February 7, 2017
Exhibit 10.2	Letter agreement by and between the Parent and Andrea Betti-Berutto, dated as of February 7, 2017
Exhibit 10.3	Letter agreement by and between the Parent and Darren Ma, dated as of February 7, 2017
Exhibit 10.4	Amended and Restated Change in Control Bonus Plan.
Exhibit 99.1	Press Release